                                                                    EXHIBIT 10.2

                       YEAST TECHNOLOGY LICENSE AGREEMENT

      YEAST TECHNOLOGY LICENSE AGREEMENT (the "Agreement"), dated as of February 15, 2000, by and between Cadus Pharmaceutical Corporation, a Delaware corporation with offices at 767 Fifth Avenue, New York, New York 10153 ("CADUS") and OSI Pharmaceuticals, Inc., a Delaware corporation with offices at 106 Charles Lindbergh Boulevard, Uniondale, New York 11533 ("OSI").

                                  WITNESSETH:

      WHEREAS, CADUS is the owner of, or has acquired the rights to, CADUS Technology; and

      WHEREAS, OSI desires to obtain a non-exclusive license for the use and practice of CADUS Technology, and CADUS is willing to grant such non-exclusive license, upon the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements of the Parties contained in this Agreement, the Parties agree as follows:

1.    DEFINITIONS

      For the purposes of this Agreement, the following terms shall have the meanings set forth in this Section 1:

      "CADUS Patents" shall mean all patents and patent applications to the extent they claim CADUS Technology, which are or become owned by CADUS or to which CADUS otherwise has, now or in the future, the right to grant licenses. Included within the definition of CADUS Patents are all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, extensions, registrations, confirmations, re-examinations thereof and any provisional applications.

      "CADUS Technology" shall mean all proprietary inventions, improvements, discoveries, claims, formulae, processes, trade secrets and technologies owned by CADUS or to which CADUS has the right to grant licenses or sublicenses as of the Effective Date, relating to technology involving the transfection, expression and functional coupling of Targets into yeast cells and mammalian cell lines and the development of such yeast cells and mammalian cell lines as screening assays for the discovery of human diagnostics and therapeutics. "CADUS Technology" shall include, without limitation, the bioinformatics databases owned by CADUS required to fully utilize and develop the CADUS Technology.

      "Covered Material" means a Hybrid Yeast Cell, a Plasmid, a Mammalian Cell Line or any material that is a Derivative of it. "Covered Material" includes a Derivative of a Derivative of a Hybrid Yeast Cell, a Plasmid or a Mammalian Cell Line.

      "Derivative" shall mean any of the following: (1) any substance derived from or expressed or modified by a Hybrid Yeast Cell, a Plasmid or a Mammalian Cell Line; (ii) any substance that contains or incorporates a Hybrid Yeast Cell, a Plasmid or a Mammalian Cell Line; or (iii) any fragment of any of the foregoing.

      "Effective Date" shall mean the date of this Agreement as set forth at the beginning of this Agreement.

      "Hybrid Yeast Cells" shall mean genetically modified yeast cells, which are owned by CADUS.

      "Injunction" shall mean the injunction, dated February 23, 1999, issued by the United States District Court for the Southern District of California in the SIBIA Litigation.

      "Mammalian Cell Lines" shall mean mammalian cell lines which are owned by CADUS.

      "Party" shall mean CADUS or OSI and, when used in the plural, shall mean CADUS and OSI.

      "Person" shall mean any natural person, corporation, firm, business trust, joint venture, association, university, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

      "Plasmid" shall mean plasmids which are owned by CADUS.

      "Product" shall mean any compound, formulation or composition whose utility is identified using CADUS Technology.

      "Proprietary" shall mean, with respect to intellectual property, intellectual property that is (in whole or in part) not in the public domain at the time of transfer to the other party.

      "SIBIA Litigation" shall mean SIBIA Neurosciences, Inc. v. Cadus Pharmaceutical Corporation, Civil Action Number 961231 lEG POR.

      "Target" shall mean any biological molecular entity that provides a specific interaction with compounds, extracts, broths or other screening samples.

      "Third Party" shall mean any Person who or which is neither a Party nor an affiliate of a Party.



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

2.    REPRESENTATIONS AND WARRANTIES

            2.1 Representations and Warranties of Both Parties. Each Party represents and warrants to the other Party that: (i) it is free to enter into this Agreement; (ii) in so doing, it will not violate any other agreement to which it is a party; (iii) it has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement; and (iv) this Agreement constitutes a valid and binding obligation of such Party and is enforceable against it in accordance with its terms.

            2.2 Representations and Warranties of CADUS. CADUS hereby represents and warrants to OSI that:

                        (a) It is the owner, or a licensee, of the CADUS Technology and CADUS Patents and has the right to grant licenses therefor; and

                        (b) During the term of this Agreement, it shall maintain its licenses to Cadus Technology licensed to it.

3.    GRANT OF LICENSE

            3.1 License Grant. Subject to the terms and conditions of this Agreement, CADUS hereby grants to OSI, a non-exclusive, royalty-free, worldwide right and license to use and practice the CADUS Technology and CADUS Patents other than to identify and select compounds in a method that infringes any of the claims of United States Patent No. 5,401,629 so long as any such claim remains outstanding and in effect.

            3.2 No Violation of Injunction. OSI acknowledges that it has reviewed the Injunction and covenants that, in practicing the CADUS Technology and CADUS Patents, OSI will not violate the terms of the Injunction or cause CADUS to be in violation of the terms of the Injunction so long as the Injunction remains outstanding and in effect.

            3.3 No Right to Sublicense. OSI shall not have the right to sublicense its rights hereunder. During the term of this Agreement, OSI may practice the CADUS Technology and CADUS Patents in connection with assay development and screening for Third Parties pursuant to collaborative research programs with such Third Parties ("Third Party Collaborators"), provided that such assay development and screening takes place at OSI's facilities and is conducted by OSI personnel. In addition, a Third Party Collaborator may utilize assays developed by OSI using CADUS Technology to test compounds solely during the term and in furtherance of its collaboration with OSI.

            3.4 Reservation of Rights. CADUS is retaining all rights to the CADUS Technology and CADUS Patents that are not specifically being licensed to OSI pursuant to Section 3.1 hereof.

            3.5 Ownership of CADUS Technology. The Parties acknowledge and agree that all CADUS Technology is now and shall be solely owned or licensed by CADUS and that OSI shall have no right, title or interest therein except as explicitly set forth in this Agreement.

            3.6 Provision of Access to CADUS Technology. Subject to the confidentiality provisions of Section 10.1, CADUS shall provide to OSI: (i) an electronic copy of its database of Covered Material, (ii) an electronic copy of its database of G protein-coupled receptors that are not proprietary to any Third Party and (iii) an electronic copy of the bioinformatics databases owned by CADUS required to fully utilize and develop the CADUS Technology.

4.    ACCESS TO COVERED MATERIAL.

            4.1 Access to Covered Material. On or prior to the date hereof, CADUS has delivered to OSI an aliquot of each Covered Material listed on Exhibit A annexed hereto. During the term of this Agreement, CADUS shall provide to OSI an aliquot of each Covered Material not listed on Exhibit A annexed hereto that is requested by OSI in accordance with the procedure set forth below. OSI may request a Covered Material by sending to Dr. James Broach at Department of Molecular Biology, Lewis Thomas Laboratory, Princeton University, Washington Road, Princeton, New Jersey 08544 (or to such other person at such other place as CADUS may hereafter designate) a written request for such Covered Material. OSI shall pay to Dr. James Broach or such other person the incremental cost of retrieval and shipment of such Covered Material promptly after the receipt of an invoice therefor. CADUS shall ship such Covered Material to OSI within 15 days of its receipt of such written request. OSI shall have the right to use Covered Material only during the term of this Agreement.

            4.2 No Transfer of Covered Material. OSI shall not provide any Covered Material to any Third Party other than a contract research organization or Third Party Collaborator that has executed a confidentiality agreement with respect to the Covered Material containing provisions similar to Section 10 hereof. OSI shall promptly destroy all Covered Material in its possession upon the termination of this Agreement. OSI will not take or send Covered Material to any location other than the facilities of OSI or a contract research organization or Third Party Collaborator that has executed a confidentiality agreement with respect to the Covered Material containing provisions similar to
Section 10 hereof without CADUS's prior written consent.



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

            4.3 No Warranties As To Covered Material. Any Covered Material delivered pursuant to this Agreement is understood to be experimental in nature and may have hazardous properties. It is supplied AS IS. CADUS MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE COVERED MATERIAL WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS.

            4.4 Compliance with Laws. OSI agrees to use the Covered Material in compliance with all applicable statutes and regulations including, for example, those relating to research involving the use of animals or recombinant DNA.

5.    LICENSE AND MAINTENANCE FEES

            5.1 License and Access Fees. In consideration of the license granted to OSI by CADUS pursuant to Section 3.1 hereof, OSI shall pay to CADUS a license fee of $100,000 payable on the Effective Date. In consideration of the access to CADUS Technology (Section 3.6) and to Covered Material (Section 4.1), OSI shall pay to CADUS an access fee of $600,000 payable on the Effective Date.

            5.2 Maintenance Fee. OSI shall also pay to CADUS an annual maintenance fee of $100,000 payable on each of the first ten anniversaries of the Effective Date during the term of this Agreement.

            5.3 Special Fee. If the Injunction is lifted or dissolved, OSI shall pay to CADUS a supplemental license fee of $250,000 within ten (10) days after the receipt of notice of the lifting or dissolution of the Injunction.



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

            5.4   No Refunds. None of the fees paid by OSI to CADUS pursuant to
Section 5 shall be refundable for any reason whatsoever.

6.    PATENTS

            6.1 No Obligation to Prosecute or Maintain Patents. CADUS shall not have any obligation to prosecute or maintain CADUS Patents. Notwithstanding the foregoing, CADUS shall not abandon any of the United States patent applications constituting CADUS Patents set forth on Exhibit B until such time as (i) the corresponding foreign patent application has been published or (ii) CADUS has taken the appropriate steps with the United States Patent and Trademark Office to dedicate such patent application to the public.

            6.2 Infringement. OSI shall give CADUS prompt written notice of any claim or allegation received by it that the use of CADUS Technology constitutes an infringement of a Third Party patent or patents. OSI shall have the primary right to control the defense of any such claim against OSI with counsel of its own choosing. CADUS agrees to cooperate with OSI, at OSI's expense, in any reasonable manner deemed by OSI to be necessary in defending such action. Notwithstanding the foregoing, CADUS shall, in its own discretion and at its own cost, be entitled to participate through counsel of its own choosing in any such action.

            6.3   Patent Enforcement.

                        (a) With respect to any alleged infringement involving a claim(s) of any patents covering CADUS Technology, CADUS shall have the first right, but not the duty, to institute patent infringement actions against third parties. If CADUS does not institute an infringement proceeding against an offending third party, OSI shall have the right, but not the duty, to institute such an action.

                        (b) The costs and expenses of any action instituted pursuant to this Section 6.3 (including fees of attorneys and other professionals) shall be borne by the Party instituting the action, or, if the Parties elect to cooperate in instituting and maintaining such action, such costs and expenses shall be borne by the Parties in such proportions as they may agree in writing. Each Party shall execute all necessary and proper documents and take such actions as shall be appropriate to allow the other Party to institute and prosecute such infringement actions (if such other Party has the right to institute and prosecute such infringement actions pursuant to this Section 6.3). Any award paid by Third Parties as a result of such an infringement action (whether by way of settlement or otherwise) shall be paid to the Party who instituted and maintained such action, or, if both Parties instituted and maintained such action, such award shall be allocated among the Parties in proportion to their respective contributions to the costs and expenses incurred in such action, or as they may have otherwise agreed. Notwithstanding the above, CADUS shall receive 25% of any such award by way of settlement or otherwise after deducting legal and other reasonable expenses.

7.    TERM AND TERMINATION

            7.1 Term. This Agreement shall become effective as of the Effective Date and shall remain in full force and effect until terminated as provided in this Section 7.

            7.2 Termination by OSI. OSI may terminate this Agreement at any time by giving CADUS thirty (30) days prior written notice of termination.

            7.3 Termination for Breach. Failure by either Party to comply with any of the obligations contained in this Agreement shall entitle the other Party to give to the defaulting Party notice specifying the nature of the default and requiring it to cure such default. If such default is not cured within 30 days after the receipt of such notice, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, in addition to any other remedies available to it by law or in equity, to terminate this Agreement by giving written notice to take effect immediately upon delivery of such notice. The right of either Party to terminate this Agreement shall not be affected in any way by its waiver or failure to take action with respect to any previous default.

            7.4 Termination for Bankruptcy. CADUS may terminate this Agreement if, at any time, OSI shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of OSI or of its assets, or if OSI proposes a written agreement of composition or extension of its debts, or if OSI shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if OSI shall propose or be a party to any dissolution or liquidation, or if OSI shall make an assignment for the benefit of creditors.

            7.5 No Termination in Event of CADUS Bankruptcy. CADUS and OSI acknowledge that this Agreement and the license granted herein comes within
Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"). CADUS acknowledges that if CADUS, as a debtor in possession, or a trustee in bankruptcy in a case under the Bankruptcy Code, rejects the Purchase Agreement or this Agreement, OSI may elect to retain its rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of OSI to CADUS or the bankruptcy trustee, CADUS shall not interfere with the rights of OSI as provided in this Agreement.

            7.6 Survival of Certain Provisions. The following provisions of this Agreement will survive the termination of this Agreement: Sections 2.1, 3.5, 4.2, 4.3, 4.4, 8, 9, 10 and 11.

8.    DISPUTE RESOLUTION

            8.1 Dispute Resolution. If one of the Parties hereto declares that a dispute between the Parties has arisen related to this Agreement, such dispute shall, in the first instance, be the subject of good faith negotiations between the Parties to resolve such dispute. Should the negotiations not lead to a settlement of the dispute within thirty (30) days of the date of the meeting, the Parties shall refer the dispute to a mutually acceptable mediation service to resolve the dispute. The mediation shall be attended by individuals from within each Party who have decision-making authority with respect to the matter in question. If the mediation does not lead to a settlement of the dispute within thirty (30) days of the date of the meeting, then the Parties shall submit the issue to arbitration before a panel of arbitrators under the commercial rules of the American Arbitration Association. Unless the Parties otherwise agree, the arbitration will be held in New York, New York. The panel of arbitrators shall consist of three parties: one selected by each Party, as well as a disinterested third party that the two arbitrators shall name. The third arbitrator shall be a person who has had experience in the business of biotechnology licensing. If a qualified person in this field cannot be found and agreed upon, the two arbitrators shall use their own discretion and select a third arbitrator with qualifications as they deem appropriate. The three arbitrators shall be given full power to hear and finally determine and dispose of all disputes between the parties that may arise from or that are related to this Agreement. The arbitrator will make their ruling in writing no later than thirty (30) days after the hearing. The decision of two of the three arbitrators will be binding on the Parties. No Party has a right to appeal the ruling, to any court or otherwise. Judgment upon the decision rendered may be entered in any court having jurisdiction or application may be made to such court of a judicial acceptance of the award and an order of enforcement, as the case may be. Each Party shall pay its own attorney's fees. All fees and expenses payable with respect to the mediation and arbitration proceedings shall be shared by both Parties during the course of the mediation and arbitration proceedings, but, in the case of arbitration, shall be reimbursed in favor of the prevailing Party after the arbitration ruling is rendered. Notwithstanding this Section 8.1, CADUS shall have the right to seek injunctive relief pursuant to Section 11.12 hereof.

9.    INDEMNITY. INSURANCE AND REPRESENTATIONS

            9.1 Indemnity. OSI agrees to indemnify, hold harmless and defend CADUS, its directors, officers, employees and agents against any and all claims, suits, losses, damages, costs, fees and expenses, including attorney fees, resulting from or arising out of the exercise of this license, including from OSI's use, storage or disposal of the Covered Material or manufacture, distribution or sale or Product(s), unless such losses, damages, costs, fees and expenses arise from the use of CADUS Technology constituting an infringement of a Third Party patent or patents. CADUS shall not be responsible for the negligence or intentional wrongdoing of OSI.

            9.2 Insurance. At the time of its sale of Product(s), OSI shall maintain in force at its sole cost and expense, with reputable insurance companies, general liability insurance and products liability insurance coverage that names CADUS as a beneficiary and protects against liability under
Section 9.1 above in such amount as is customary in the industry. CADUS shall have the right to ascertain from time to time that such coverage exists, such right to be exercised in a reasonable manner.

            9.3 Warranties and Representations. Nothing in this Agreement shall be deemed to be a representation or warranty by CADUS of the validity of any of the CADUS Patents or the accuracy, safety, efficacy or usefulness for any purpose of any technology licensed hereunder. CADUS shall have no obligation, express or implied, to supervise, monitor, review or otherwise assume responsibility for the production, manufacture, testing, marketing or sale of any Product(s), and CADUS shall have no liability whatsoever to OSI or any Third Parties for or on account of any injury, loss or damage, of any kind or nature, sustained by, or any damage assessed or asserted against, or any other liability incurred by or imposed upon OSI, its affiliates or sublicensees, or any other person or entity arising out of or in connection with or resulting from: (i) the production, use or sale of any Product(s); (ii) the use of any CADUS Technology; or (iii) any advertising or other promotional activities with respect to any of the foregoing.

10.   CONFIDENTIALITY

            10.1 CADUS Technology. All CADUS Technology and Covered Material that is disclosed or provided to OSI shall be maintained by OSI in confidence and shall not be disclosed to any other person, firm or agency, governmental or private, or used for purposes other than those set forth in this Agreement, without the prior written consent of CADUS, except to the extent that such information:

                        (i) is known at the time of its receipt by OSI as documented by written records dated prior to such disclosure;

                        (ii) is in the public domain other than through the fault of OSI;

                        (iii) is subsequently disclosed to OSI by a Third Party who may lawfully do so and who is not under an obligation of confidentiality to CADUS; or

                        (iv) is required to be disclosed in a judicial or administrative proceeding after legal remedies for maintaining the subject matter in confidence have been exhausted.

            10.2 Duration of Confidentiality Obligation. OSI's obligations of confidentiality shall continue during the term of this Agreement and for a period of five years thereafter.

11.   MISCELLANEOUS

            11.1 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other.

            11.2 Assignment. Neither Party shall be entitled to assign its rights or transfer its obligations hereunder without the express written consent of the other Party hereto, except that CADUS may assign its rights and transfer its obligations hereunder to a purchaser of CADUS Technology and OSI may assign its rights and transfer its obligations hereunder to any assignee of all or substantially all of its assets. No assignment and transfer shall be valid and effective unless and until the assignee/transferee shall agree in writing to be bound by the provisions of this Agreement.

            11.3 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

            11.4 Notice. Any notice or request required or permitted to be given under or in connection with this Agreement (other than requests pursuant to Section 4.1 hereof) shall be deemed to have been sufficiently given in writing and personally delivered or sent by registered or certified mail (return receipt requested), facsimile transmission (receipt verified), express courier service (signature required), or telegram, prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

                        (a)   In the case of OSI, to:

                              OSI Pharmaceuticals, Inc.
                              106 Charles Lindbergh Boulevard
                              Uniondale, New York 11533
                              Attention:  President
                              Facsimile No.: (516) 745-6429

                              with a copy to:

                              Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                              551 Fifth Avenue New York, New York 10176
                              Attention: Joel I. Papernik, Esq.
                              Facsimile No.: (212) 697-6686

                        (b)   In the case of CADUS, to:

                              Cadus Pharmaceutical Corporation
                              767 Fifth Avenue
                              New York, New York 10153
                              Attention:  President
                              Facsimile No.: (212) 750-5841


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

                              With a copy to:

                              Morrison Cohen Singer & Weinstein, LLP
                              750 Lexington Avenue
                              New York, New York 10022
                              Attention:  Salomon R. Sassoon, Esq.
                              Facsimile No.: (212) 735-8708

or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon receipt thereof. If sent by mail, facsimile transmission, express courier service, or telegram, the date of mailing or transmission shall be deemed to be the date on which such notice or request has been given.

            11.5 Use of Name. Except as otherwise provided herein, neither Party shall have any right, express or implied, to use in any manner the name or other designation of the other Party or any other trade name or trademark of the other Party for any purpose in connection with the performance of this Agreement.

            11.6 Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

            11.7 Export Control Laws. OSI agrees to abide by all laws and regulations of the United States controlling the export of technical data, computer software, biological materials, laboratory prototypes and other commodities and technology.

            11.8 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement, and the Parties shall negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.

            11.9 Amendment. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

            11.10 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its choice of law principles.

            11.11 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supercedes any previous agreements and understandings between the Parties with respect to the subject matter hereof including without limitation the Technology License Agreement between the Parties dated as of July 30, 1999.

            11.12 Injunctive Relief. OSI acknowledges that, in the event of its breach or threatened breach of any of the provisions of this Agreement, CADUS would sustain great and irreparable injury and damage. Therefore, in addition to any other remedies which CADUS may have under this Agreement or otherwise, CADUS shall be entitled to an injunction issued by any court of competent jurisdiction restraining such breach or threatened breach. This

Section 11.12 shall not, however, be construed as a waiver of any of the rights which CADUS may have for damages or otherwise.

            11.13 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.

            11.14 Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

            IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                    CADUS PHARMACEUTICAL CORPORATION


                                    By: /s/ Charles Woler
                                         -----------------------------
                                         Charles Woler, President

                                    OSI PHARMACEUTICALS, INC.


                                    By: /s/ Colin Goddard
                                         -----------------------------
                                         Colin Goddard, President
                                         and Chief Executive Officer

                                   EXHIBIT A


--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
    1141              @          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@i2 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    1316              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    1455              a          FUS1p-HIS3 bar1::hisG far1-1 his3 leu2 ste14::TRP1
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    1892              a          FUS1p-HIS3 bar1::hisG his3 leu2 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    4600              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 ste4*2393 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    6259              a          FUS1p-HIS3 bar1::hisG far1-1 his3 leu2 lys2
                                 ste14::trp1::LYS2 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    6492              a          FUS1p-HIS3 bar1::hisG far1*1442 his3 leu2 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
    6550              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 npr2::nFUS1p-CAN1 ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    7967              @          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@i3 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    8342              @          FUS1p-HIS3 can1 far1*1442 gpa1p-rG@sE10K his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    8344              @          FUS1p-HIS3 can1 far1*1442 gpa1p-rG@sE10K;D229S his3 leu2
                                 lys2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
    8350              @          FUS1p-HIS3 can1 far1*1442 gpa1p-rG@sD229S his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    8362              @          FUS1p-HIS3 can1 far1*1442 gpa1p-rG@sE10K his3 leu2 lys2   CP1584     CP1766
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    8719              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442
                                 gpa1(41)-G@i2 his3 leu2 lys2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9034              @          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@16(S270P) his3 leu2
                                 lys2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9434              @          FUS1p-HIS3 can1 cyh2 far1*1442 gpa1(41)-G@i2 his3 leu2
                                 lys2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9438              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
    9571              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9595              @          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@i2 his3 lys2         CP1584     CP3776
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9603              @          D314) FUS1p-HIS3 L291, can1 far1*1442
                                 gpa1(41)-G@16(S270P, his3 leu2 lys2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9664              a          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9791              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442 gpa1*1163
                                 his3 leu2 lys2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
    9805              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2        CP3390     CP4110
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
    9863              @          FUS1p-HIS3 ade2*3447ade8*3457 can1 far1*1442
                                 gpa1(41)-G@16(S270P) his3 leu2 lys2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9875              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442
                                 gpa1p-rG@sE10K his3 leu2 lys2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
    9881              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2        CP1947     CP3390    CP4110
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   10091              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442 gpa1*1163
                                 his3 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10097                         trp1-289
--------------------------------------------------------------------------------------------------------------------------
   10098                         gal4
--------------------------------------------------------------------------------------------------------------------------
   10099                         ade
--------------------------------------------------------------------------------------------------------------------------
   10100                         leu
--------------------------------------------------------------------------------------------------------------------------
   10101                         lys
--------------------------------------------------------------------------------------------------------------------------
   10103              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 cyh2 far1*1442
                                 gpa1(41)-G@i2 his3 leu2 lys2 ste14::trp1::LYS2
                                 ste18g6-3841 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   10106              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442
                                 gpa1p-rG@sE10K;D229S his3 leu2 lys2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10131              @          FUS1p-HIS3 GPA1-3907 ade2*3447 ade8*3457 can1 far1*1442
                                 his3 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10132              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442
                                 gpa1(41)-G@16(S270P) his3 leu2 lys2 ste14::trp1::LYS2
                                 ste18g6-3841 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10151              @          FUS1p-HIS3 GPA1p-G@sD229S ade2*3447 ade8*3457 can1
                                 far1*1442 his3 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10175              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442
                                 gpa1p-rG@sD229S his3 leu2 lys2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10199                         ura
--------------------------------------------------------------------------------------------------------------------------
   10319              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442
                                 gpa1(41)-G@i3 his3 leu2 lys2 ste14::trp1::LYS2
                                 ste18g6-3841 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10519              @          FUS1p-HIS3 GPA1p-G@sE10K ade2*3447 ade8*3457 can1
                                 far1*1442 his3 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10560              @          FUS1p-HIS3 GPA1-3907 ade2*3447 ade8*3457 can1 far1*1442
                                 his3 leu2 lys2 sst2*1056 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10562              @          FUS1p-HIS3 S270P can1 far1*1442 gpa1(41)-G@16 his3 leu2
                                 lys2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10565              @          FUS1p-HIS3 GPA1p-G@sD229S can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   10652              @          FUS1p-HIS3 GPA1p-ratG@i1 ade2*3447 ade8*3457 can1
                                 far1*1442 his3 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10734              a          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste2* ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10771              a          ade1 cdc24-1 his2 leu2 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10772              a          ade1 cdc42-1 his2 leu2 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   10942              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste18g601-4060 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   10981              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11063              @          FUS1p-HIS3 GPA1p-G@sE10K can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   11066              @          FUS1p-HIS3 GPA1p-G@sE10K;D229S ade2*3447 ade8*3457 can1
                                 far1*1442 his3 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11067              @          FUS1p-HIS3 GPA1p-G@sE10K;D229S can1 far1*1442 his3 leu2
                                 lys2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11366              a          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste2* ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11368              a          FUS1p-HIS3 can1 far1*1442 gpa1p-G@sD229S his3 leu2 lys2
                                 ste14::trp1::LYS2 ste2* ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   11647              a          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@i2 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11714              @          FUS1p-HIS3 can1 far1*1442 gpa1p-rG@sG226A his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11715              @          FUS1p-HIS3 can1 far1*1442 gpa1p-rG@sQ227L his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11777              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2        CP1947     CP3390    CP4421
                                 ste14::trp1::LYS2 ste18g601-4060 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   11778              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2        CP1179     CP1947    CP4261
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   11845              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 far1*1442 gpa1*1163
                                 his3 leu2 lys2 sst2*1056 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12025              @          FUS1p-HIS3 GPA1p-G@sD229S can1 far1*1442 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 stp22::TRP1ste18g6-3841
                                 tbt1-1 trp1his3ade2*3447ade8*3457 ura3
--------------------------------------------------------------------------------------------------------------------------
   12201              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 stp22::hisG
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12220              a          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@i2 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste2*1154 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12357              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 stp22::hisG tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12444              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 ste5 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   12660              @          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@i3 his3 leu2 lys2    CP1584     CP5095
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12670              @          FUS1p-HIS3 GPA1p-G@sN254D can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   12872              @          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@i2A235T his3 leu2
                                 lys2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12946              @          FUS1p-HIS3 GPA1G@i2(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12949              @          FUS1p-HIS3 GPA1-G@12(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12950              @          FUS1p-HIS3 GPA1-G@q(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12952              @          FUS1p-HIS3 GPA1-G@s(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12954              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18*2377 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12970              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste20::KanR ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   12971              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste20::KanR ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13189              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2        CP1947     CP3390    CP5116
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   13193              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13385              @          FUS1p-HIS3 GPA1G@i2(5) ade2*3447 ade8*3457 can1
                                 far1*1442 his3 leu2 lys2 sst2*1056 ste14::trp1::LYS2
                                 ste18g6-3841 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13387              @          FUS1p-HIS3 GPA1G@12(5) ade2*3447 ade8*3457 can1
                                 far1*1442 his3 leu2 lys2 sst2*1056 ste14::trp1::LYS2
                                 ste18g6-3841 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13389              @          FUS1p-HIS3 GPA1G@q(5) ade2*3447 ade8*3457 can1 far1*1442
                                 his3 leu2 lys2 sst2*1056 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13391              @          FUS1p-HIS3 GPA1G@s(5) ade2*3447 ade8*3457 can1 far1*1442
                                 his3 leu2 lys2 sst2*1056 ste14::trp1::LYS2 ste18g6-3841
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13393              @          FUS1p-HIS3 GPA1G@i2(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13395              @          FUS1p-HIS3 GPA1G@12(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13397              @          FUS1p-HIS3 GPA1G@q(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13399              @          FUS1p-HIS3 GPA1G@s(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13771              @          FUS1p-HIS3 can1 far1*1442 gpa1(41)-G@16 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13934              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2        CP1947     CP4259    CP5298
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
   13937              @          FUS1p-HIS3 can1 cyh2 far1*1442 gpa1(41)-G@i2 his3 leu2
                                 lys2 ste14::trp1::LYS2 ste18g26-5261 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   13947              @          FUS1p-HIS3 STE18g26-5363 can1 far1*1442 gpa1*1163 his3
                                 leu2 lys2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   14011              @          FUS1p-HIS3 GPA1p-G@sE10K can1 far1*1442 his3 leu2 lys2    CP1584     CP5396
                                 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   14012              @          FUS1p-HIS3 GPA1p-G@sD229S can1 far1*1442 leu2 lys2        CP1947     CP5394
                                 ste14::trp1::LYS2 ste3*1156 stp22::TRP1ste18g6-3841
                                 tbt1-1 trp1his3ade2*3447ade8*3457 ura3
--------------------------------------------------------------------------------------------------------------------------
   14016              @          FUS1p-HIS3 can1 far1*1442 gpa1::klURA3 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   14078              @          FUS1p-HIS3 ade2*3447 ade8*3457 can1 cyh2 far1*1442
                                 gpa1(41)-G@i2 his3 leu2 lys2 ste14::trp1::LYS2
                                 ste18g6-3841 ste3*1156 ste5*4276 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   14637              @          E10K FUS1p-HIS3 GPA1p-G@s can1 far1*1442 his3 leu2 lys2
                                 pho3*4602 pho4::KAN ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   14638              @          E10K;A249T FUS1p-HIS3 GPA1p-G@s can1 cyh2 far1*1442 his3
                                 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   14640              @          FUS1p-HIS3 GPA1p-GPA1-G@z(5) can1 cyh2 far1*1442 his3
                                 leu2 lys2 ste14::trp1::LYS2 ste18g6-3841 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   14706              @          ste18g6-3841 GPA+3907 sst2*2 far1*1442 tbt1-1 fus1-HIS3
                                 can1 ste14::trp1::LYS2 ste3*1156 lys2 ura3 leu2 trp1 his3
--------------------------------------------------------------------------------------------------------------------------
   15070              @          FUS1p-HIS3 GPA1G@z(5) STE18g6-3841 can1 far1*1442 his3
                                 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   15072              @          FUS1p-HIS3 GPA1G@16(6) STE18g6-3841 can1 far1*1442 his3
                                 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   15074              @          FUS1p-HIS3 GPA1G@13(5) STE18g6-3841 can1 far1*1442 his3
                                 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   15203              a          lys9
--------------------------------------------------------------------------------------------------------------------------
   15204              @          lys9
--------------------------------------------------------------------------------------------------------------------------
   15347              @          FUS1p-HIS3 GPA1G@z(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   15349              @          FUS1p-HIS3 GPA1G@13(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   15351              @          FUS1p-HIS3 GPA1G@16(6) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   15427              @          E10K FUS1p-HIS3 GPA1p-G@s can1 far1*1442 his3 leu2 lys2     CP1766     CP5223
                                 pho3*4602 pho4::KAN ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   15659              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 stp22::hisG tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   15836              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2          CP1930     CP1947    CP5042
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 stp22::hisG tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   16160              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste18g26-5363 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   16463              @          FUS1p-HIS3 GPA1p-G@sD229S can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste18g26-5363 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   16637              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1::TRP1::nFUS1p-GFPS65T ura3::URA3::nFUS1p-GFPS65T
--------------------------------------------------------------------------------------------------------------------------
   16961              @          FUS1p-HIS3 GPA1p-G@sD229S STE18g6-3841 ade2*3447
                                 ade8*3457 can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 stp22::hisG tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17002              @          FUS1p-HIS3 G@q(1-11)-GPA1(6-467)-G@q(5) STE18g6-3841
                                 can1 far1*1442 his3 leu2 lys2 sst2*2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17004              @          FUS1p-HIS3 STE18g6-3841 can1 far1*1442 his3 leu2 lys2
                                 ratG@sE10K-G@q(6) sst2*2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17007              @          FUS1p-HIS3 STE18g6-3841 can1 far1*1442 his3 leu2 lys2
                                 ratG@sD229S-G@q(6) sst2*2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17008              @          FUS1p-HIS3 GPA1-G@s(6) STE18g6-3841 can1 far1*1442 his3
                                 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17010              @          FUS1p-HIS3 G@q(1-21)-GPA1(24-467)-G@q(5) STE18g6-3841
                                 can1 far1*1442 his3 leu2 lys2 sst2*2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17012              @          FUS1p-HIS3 G@q(1-11)-GPA1(6-467)-G@q(5) can1 far1*1442
                                 his3 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17014              @          FUS1p-HIS3 can1 far1*1442 his3 leu2 lys2
                                 ratG@sE10K-G@q(6) sst2*2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17016              @          FUS1p-HIS3 can1 far1*1442 his3 leu2 lys2
                                 ratG@sD229S-G@q(6) sst2*2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   17018              @          FUS1p-HIS3 GPA1-G@s(6) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17020              @          FUS1p-HIS3 G@q(1-21)-GPA1(24-467)-G@q(5) can1 far1*1442
                                 his3 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17062              @          FUS1p-HIS3 GPA1-G@i2(5) can1 far1*1442 his3 leu2 lys2
                                 pho3*4602 pho4::KAN sst2*1056 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17063              @          FUS1p-HIS3 GPA1-G@q(5) can1 far1*1442 his3 leu2 lys2
                                 pho3*4602 pho4::KAN sst2*1056 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17426              @          FUS1p-HIS3 his3 lys2 sst2*2 GPA1G@q(5) can1 far1*1442
                                 leu2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g26-5363
--------------------------------------------------------------------------------------------------------------------------
   17549              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 kre1::HisG leu2
                                 lys2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17551              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 kre1::HisG leu2
                                 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17553              @          FUS1p-HIS3 STE18g6-3841 can1 far1*1442 gpa1*1163 his3
                                 kre1::HisG leu2 lys2 ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17555              @          FUS1p-HIS3 STE18g6-3841 can1 far1*1442 gpa1*1163 his3
                                 kre1::HisG leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17624              a          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17625              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-16 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   17626              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-17 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17627              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-39 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17628              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-43 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17629              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-61 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17630              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-63 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17631              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-64 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17632              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 nap-16 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17633              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 nap-17 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17634              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 nap-39 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17635              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 nap-43 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17636              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 nap-61 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   17637              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 nap-63 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17638              @          FUS1p-HIS3 can1 far1*1442 gpa1*1163 his3 leu2 lys2
                                 nap-64 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17749              @          FUS1p-HIS3 GPA1G@s(5) STE18g6-3841 can1 far1*1442 his3    CP1584     CP1947    CP6281
                                 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17750              @          FUS1p-HIS3 GPA1G@s(5) STE18g6-3841 can1 far1*1442 his3    CP1584     CP1947    CP6281
                                 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   17751              @          FUS1p-HIS3 GPA1-G@i2(5) can1 dap2*6253 far1*1442 his3
                                 leu2 lys2 sst2*2 ste13*6077 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17843              a          FUS1p-HIS3 bar1::hisG far1*1442 gpa1*1163 his3 leu2
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17879              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3
                                 leu2::LEU2::PGKp-A2aR lys2 sst2*2 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   17880              a          FUS1p-HIS3 bar1::hisG his3 leu2 sst2*1056 ste2*1154
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   18039              @          FUS1p-HIS3 GPA1p-G@sD229S STE18g6-3841 ade2*3447          CP1584     CP1947    CP4111
                                 ade8*3457 can1 far1*1442 his3 leu2 lys2
                                 ste14::trp1::LYS2 ste3*1156 stp22::hisG tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   18043              @          FUS1p-HIS3 GPA1G@o(5) STE18g6-3841 can1 far1*1442 his3
                                 leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1
                                 ura3
--------------------------------------------------------------------------------------------------------------------------
   18045              @          FUS1p-HIS3 GPA1G@o(5) can1 far1*1442 his3 leu2 lys2
                                 sst2*2 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   18158              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-16 sst2*2 ste14::trp1::LYS2 ste3*1156 stp22::hisG
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   18189              @          FUS1p-HIS3 GPA1-3907 can1 far1*1442 his3 leu2 lys2
                                 nap-16 sst2*2 ste14::trp1::LYS2 ste3*1156 stp22::hisG
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   18190              @          FUS1p-HIS3 GPA1G@z(5) STE18g6-3841 can1 far1*1442 his3
                                 kre1::hisG leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   18222              @          FUS1p-HIS3 GPA1G@z(5) STE18g6-3841 can1 far1*1442 his3    CP1947     CP6131
                                 kre1::hisG leu2 lys2 sst2*2 ste14::trp1::LYS2 ste3*1156
                                 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   18774              @          FUS1p-HIS3 lys2 can1 far1*1442 his3 leu2 pho3*4602
                                 pho4::KAN sst2*1056 ste14::trp1::LYS2 ste3*1156 tbt1-1
                                 trp1 ura3 GPA1p-GPA1-G@s(6)
--------------------------------------------------------------------------------------------------------------------------
   19029              @          FUS1p-HIS3 G@q(1-21)-GPA1(24-467)-G@q(5) STE18g6-3841
                                 can1 far1*1442 his3 kre1::HisG leu2 lys2 sst2*2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   19039              @          FUS1p-HIS3 GPA1p-GPA1-G@s(6) can1 far1*1442 his3 leu2     CP5226     CP6281
                                 lys2 pho3*4602 pho4::KAN sst2*1056 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   19055              @          FUS1p-HIS3 GPA1p-GPA1-G@s(6) can1 far1*1442 his3 leu2     CP5226     CP1766
                                 lys2 pho3*4602 pho4::KAN sst2*1056 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   19063              @          FUS1p-HIS3 GPA1-G@q(5) GPA1G@q(5) can1 far1*1442 his3     CP6513     CP1930
                                 leu2 lys2 pho3*4602 pho4::KAN sst2*1056
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   19493              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 GPA1p-G@11(1-11)-GPA1(6-467)-G@q(355-359)-GPA1t
--------------------------------------------------------------------------------------------------------------------------
   19496              @          FUS1p-HIS3 his3 lys2 GPA1G@q(5) can1 cyh2 far1*1442 leu2
                                 pho3*4602 pho4::KANMX2 sst2*1056 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 ura3
                                 trp1::TRP1::STE12p-SV40NLS(MGAPPKKKRKVA)-PHO4(228-312)-
                                 STE12(1-587,EAS,670-688)-ADH1t
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   19507              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 GPA1p-G@q(1-24)-GPA1(27-467)-G@q(355-359)-GPA1t
--------------------------------------------------------------------------------------------------------------------------
   19509              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 GPA1p-G@q(1-32)-GPA1(35-467)-G@q(355-359)-GPA1t
--------------------------------------------------------------------------------------------------------------------------
   19511              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g6-3841
                                 GPA1p-G@11(1-11)-GPA1(6-467)-G@q(355-359)-GPA1t
--------------------------------------------------------------------------------------------------------------------------
   19512              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g6-3841
                                 GPA1p-G@11(1-11)-GPA1(6-467)-G@q(355-359)-GPA1t
--------------------------------------------------------------------------------------------------------------------------
   19513              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g6-3841
--------------------------------------------------------------------------------------------------------------------------
   19514              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g6-3841
--------------------------------------------------------------------------------------------------------------------------
   19515              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g6-3841
                                 GPA1p-G@q(1-32)-GPA1(35-467)-G@q(355-359)-GPA1t
--------------------------------------------------------------------------------------------------------------------------
   19598              @          FUS1p-HIS3 GPA1-G@i2(5) his3 lys2 can1 far1*1442 leu2     CP6555     CP5095
                                 pho3*4602 pho4::KAN sst2*1056 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 trp1 ura3
--------------------------------------------------------------------------------------------------------------------------
   19608              @          FUS1p-HIS3 lys2 can1 far1*1442 gpa1*1163 his3 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g26-5363 GPA1-G@s(5)-5102
--------------------------------------------------------------------------------------------------------------------------
   19608              @          FUS1p-HIS3 lys2 can1 far1*1442 gpa1*1163 his3 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3
                                 STE18g26-5363 GPA1-G@s(5)-5102
--------------------------------------------------------------------------------------------------------------------------
   19625              @          FUS1p-HIS3 his3 lys2 GPA1G@q(5) can1 cyh2 far1*1442 leu2  CP1930
                                 pho3*4602 pho4::KANMX2 sst2*1056 ste14::trp1::LYS2
                                 ste3*1156 tbt1-1 ura3
                                 trp1::TRP1::STE12p-SV40NLS(MGAPPKKKRKVA)-PHO4
                                 (228-312)-STE12(1-587,EAS,670-688)-ADH1t
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STRAIN_ID         MATINGTYPE                            GENOTYPENEW                          P1NAME    P2NAME    P3NAME
--------------------------------------------------------------------------------------------------------------------------
   19888              @          FUS1p-HIS3 GPA1p-G@sD229S his3 lys2 ade2*3447 ade8*3457
                                 can1 far1*1442 leu2 ste14::trp1::LYS2 ste18*2377
                                 ste3*1156 stp22::hisG tbt1-1 trp1 ura3 ste18g26-5363
--------------------------------------------------------------------------------------------------------------------------
   19888              @          FUS1p-HIS3 GPA1p-G@sD229S his3 lys2 ade2*3447 ade8*3457
                                 can1 far1*1442 leu2 ste14::trp1::LYS2 ste18*2377
                                 ste3*1156 stp22::hisG tbt1-1 trp1 ura3 ste18g26-5363
--------------------------------------------------------------------------------------------------------------------------
   19889              @          FUS1p-HIS3 GPA1p-G@sD229S his3 lys2 ade2*3447 ade8*3457   CP6280     CP5899    CP6684
                                 can1 far1*1442 leu2 ste14::trp1::LYS2 ste18*2377
                                 ste3*1156 stp22::hisG tbt1-1 trp1 ura3 ste18g26-5363
--------------------------------------------------------------------------------------------------------------------------
   19910              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3 GPA1G@z(5)
                                 STE18g6-3841
--------------------------------------------------------------------------------------------------------------------------
   19928              @          FUS1p-HIS3 his3 lys2 sst2*2 can1 far1*1442 leu2           CP6490     CP1584
                                 ste14::trp1::LYS2 ste3*1156 tbt1-1 trp1 ura3 GPA1G@16(6)
--------------------------------------------------------------------------------------------------------------------------

                            All Mammalian Cell Lines

                                    EXHIBIT B

 -------------------------------------------------------------------------------
 NOTE: US PROVISIONAL APPLICATIONS HAVE SERIAL NUMBERS STARTING WITH "60" AND DOCKET NUMBER ENDING IN "-1"
 -------------------------------------------------------------------------------
             NOTE: FOREIGN APPLICATIONS ARE SHOWN IN BOLD W/SHADING


Docket No.               Serial No.                                    Title                     Filing               Status
                                                                                                 Date
CPI-012CP9               09/201,396                 Methods and Compositions for Identifying     11/30/98             PENDING
                                                    Receptor Effectors

CPI-12CP9PC              PCT/US99/27909             Methods and Compositions for Identifying     11/24/99             PENDING
                                                    Receptor Effectors

CPI-088                  09/378,046                 Cells Having Amplified Signal Transduction   8/30/99              PENDING
                                                    Pathway Responses and Uses Therefor

CPI-091                  09/305,923                 Yeast Cells Having Mutations in STP22 and    5/5/99               PENDING
                                                    Uses Therefor

CPI-096                  09/426,332                 Yeast Cells Having Mutations in CAV1 and     10/25/99             PENDING
                                                    Uses Therefor

CPI-099                  09/362,286                 Expression of G Protein Coupled Receptors    7/27/99              PENDING
                                                    with Altered Ligand Binding and/or
                                                    Coupling Properties

CPI-102                  09/241,888                 Cell Based Signal Generation                 2/1/99               PENDING

CPI-122-l                60/153,300                 Yeast Alpha Agglutinins and Use Thereof as   9/10/99              PENDING
                                                    Indicators of Activation of the Yeast                          (Conversion
                                                    Pheromone Response Pathway                                       date is
                                                                                                                    9/09/00)

CPI-123-l                60/139,021                 Mating Factor Alpha System for Detection     6/14/99              PENDING
                                                    of a Functional Interaction Between A                          (Conversion
                                                    Compound and a Cellular Receptor                                 date is
                                                                                                                    6/13/00)


                                      B-1